                                                                    EXHIBIT 10.5

                       SOFTWARE CROSS LICENSE AGREEMENT

                             Terms and Conditions

This SOFTWARE CROSS LICENSE AGREEMENT ("Agreement") is entered into by and between Liquid Audio, having its principal place of business at 810 Winslow Street Redwood City, CA 94063 ("Liquid Audio") and Adaptec, Inc., which includes its wholly-owned subsidiaries and having its principal place of business at 691 South Milpitas Boulevard, Milpitas, CA 95035 ("Adaptec") and is effective the 12th day of June, ("Effective Date") 1998.

                                   RECITALS

          A. Liquid Audio is the developer and owner of the Liquid Music Player CD software ("Player").

          B. Adaptec is the developer and owner of Easy CD Creator version 4.x and Toast version 4.x ("CD Software").

          C. Adaptec wishes to obtain and Liquid Audio wishes to grant to Adaptec the right to combine Player with CD Software as a commercial product package for distribution, and to distribute an upgrade to CD Software that will include Player.

          D. Liquid Audio wishes to obtain and Adaptec wishes to grant to Liquid Audio the right to distribute a subset of CD Software as an upgrade to Player.

          NOW, THEREFORE, for the mutual promises contained herein and for other valuable consideration, the parties agree as follows.

     1.   LICENSE
          -------

          1.1  To Adaptec.
               ----------

               1.1.1  License Grant. Liquid Audio grants to Adaptec a perpetual,
                      -------------

worldwide license to copy or have copied by a manufacturing contractor, Player, and to distribute it to its customers, directly or through its distribution network as part of a package which will include at minimum Player and CD Software "(Bundle"). Liquid Audio also grants to Adaptec a perpetual, worldwide license to copy or have copied by a manufacturing contractor, Player and to distribute it to its customers, directly or through its distribution network as part of a package which is an upgrade to CD Software ("CD Software Upgrade").

               1.1.2  Exclusive License. During the term of the Agreement,
                      -----------------
Liquid Audio will not license Player to any other party to include in a Bundle containing such third party's product. During the term of the Agreement, Liquid Audio will not

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------
enter into any licensing agreement with any manufacturer or distributor of CD recording software or hardware.

               1.1.3  Sub-license. Liquid Audio grants to Adaptec the right to
                      -----------
sub-license Player, as part of a Bundle, to its OEMs.

               1.1.4  Limitation. This license is limited to a Bundle or CD
                      ----------
Software Upgrade that is connected to the current version of CD Software, and does not include any subsequent versions of CD Software.

          1.2  To Liquid Audio
               ---------------

               1.2.1 License Grant. Adaptec grants to Liquid Audio a perpetual, worldwide, non-exclusive license to copy or have copied by a manufacturing contractor, and without the right to sub-license, a subset of CD Software, which is defined by the file listing indicated on Exhibit A ("Subset"), and to
                                            ---------
distribute the Subset to its customers, directly or through its distribution network as part of Player.

     2.   ROYALTIES
          ---------

          2.1  Royalties to Liquid Audio. In payment for the license for Player,
               -------------------------
Adaptec shall pay to Liquid Audio a one-time royalty fee covering all rights described above of [*] payable as follows. There will be [*] the first payable upon execution of this Agreement, the second payable upon delivery to Adaptec of the Player code, is defined by the file listing indicated on Exhibit B, by
                                                             ---------
Liquid Audio, and the third payable six (6) months after the delivery of Player to Adaptec.

          2.2  Royalties to Adaptec. In payment for the license for the Subset,
               --------------------
Liquid Audio shall pay to Adaptec a per-unit fee of [*] on each copy of the Player that is sold at a price of less than [*] Such royalties will be due and owing in the end of each calendar quarter. Adaptec reserves the right to charge Liquid Audio the lesser of one and one-half percent (1 1/2%) per month, or the maximum amount permissible under law, on any royalties not paid within forty-five (45) days after the end of the calendar quarter in which such royalties accrued.

          2.3  Reports to Adaptec. Within forty-five (45) days after the end of
               ------------------
each calendar quarter, Liquid Audio will deliver to Adaptec a written report ("Report") stating the (i) number of copies of the Subset made by Liquid Audio during that calendar quarter; (ii) the number of units of Player shipped by Liquid Audio incorporating the Subset during the calendar quarter; and (iii) such other information as Adaptec may from time to time require. Reports will be signed by a corporate officer of Liquid Audio, and will be sent to the following address:

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     Revenue Accounting Manager
     Adaptec, Inc.
     691 South Milpitas Blvd.
     Milpitas, CA 95035

Liquid Audio will deliver a Report for each calendar quarter, even if no royalties were incurred during that calendar quarter.

          2.4  Reports to Liquid Audio. Within forty-five (45) days after the
               -----------------------
end of each calendar quarter, Adaptec will deliver to Liquid Audio a written report stating the (i) number or copies of Player made by Adaptec during the calendar quarter; (ii) the number of units of Bundle or CD Software Upgrade which included Player distributed or sold during the calendar quarter; and (iii) such other information as Liquid Audio may from time to time require.

     3.   AUDIT: TAXES
          ------------

          3.1  Audit. Liquid Audio will maintain at Liquid Audio's principal
               -----
office such accurate books and records relating to the Subset as will be sufficient to confirm Liquid Audio's compliance with this Agreement. Liquid Audio will permit Adaptec and/or Adaptec's representatives to audit such books and records as may reasonably be required to verify compliance with this Agreement, at such times as Adaptec may reasonably request, upon reasonable written notice. Adaptec will pay the cost of audits unless (i) the number of actual copies of the Player sold by Liquid Audio subject to a royalty under
Section 2.2 exceeds the number of units of Player reported shipped during the audit period by five percent (5%), or (ii) the number of copies of Subset made exceeds by more than five percent (5%) the number of copies of Player containing Subset that were shipped; in which event Liquid Audio will reimburse Adaptec for the cost of such audits in addition to all other amounts to which Adaptec may be legally entitled as a result of such under reported copies. Audits will not unreasonably interfere with Liquid Audio's business activities.

          3.2  Taxes. Each party shall be responsible for the payment of all
               -----
export, excise, sales, use, property and other taxes based upon the transactions under this Agreement or the fees paid hereunder, other than taxes imposed upon or measured by net income.

     4.  PROPRIETARY OWNERSHIP RIGHTS
          ----------------------------

          4.1  Adaptec Ownership. Adaptec will retain all ownership, right,
               ----------------
title and interest in and to all current and hereafter existing versions of and modifications to CD Software, including all copies made hereunder and the trademarks.

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

          4.2  Liquid Audio Ownership. Liquid Audio will retain all ownership,
               ----------------------
right, title and interest in and to all current and hereafter existing versions of and modifications to Player, including all copies made hereunder.

     5.  WARRANTY
          --------

          5.1  Warranty Exclusion. NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND
               ------------------
WITH REGARD TO THE SOFTWARE. EACH PARTY EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE.

          5.2  Support. Adaptec shall be responsible for all technical support
               -------
for products sold by Adaptec. Liquid Audio shall be responsible for all technical support for products sold by Liquid Audio. Adaptec will provide to Liquid Audio such support as is necessary to integrate Player into CD Software.

     6.   LIMITATION OF LIABILITY
          -----------------------

          6.1  Limitation. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOSS
               ----------
OF PROFITS, LOSS OF USE, CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES ARISING UNDER THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL ANY DAMAGES ATTRIBUTABLE TO ADAPTEC EXCEED THE AMOUNT OF PAYMENTS MADE TO ADAPTEC UNDER THIS AGREEMENT.

          6.2  Force Majeure. Except for payment of monies due under this
               -------------
Agreement, nonperformance of either party will be excused to the extent that performance is rendered impossible by fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

     7.   PROPRIETARY RIGHTS INDEMNIFICATION
          ----------------------------------

          7.1  Adaptec Indemnity. Adaptec agrees to defend, or at Adaptec's
               -----------------
option settle, at Adaptec's own expense and under Adaptec's sole control, any claim, suit or proceeding brought against Liquid Audio on the issue of infringement of any United States patent, copyright or trade secret by the Subset, subject to the limitations herein. Adaptec will be relieved of the foregoing obligations unless Liquid Audio (i) notifies Adaptec promptly in writing of such claim, suit or proceeding, and (ii) gives Adaptec information and assistance to any such claim, suit or proceeding. If the Subset, or any

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------
part thereof, is finally adjudicatively determined to be, or in Adaptec's sole opinion may become, the subject of any claim, suit or proceeding for infringement of any United States patent, copyright or trade secret or if the distribution or use of the Subset, or any part thereof, is enjoined, then Adaptec will, at Adaptec's option and expense, and as Liquid Audio's sole remedy: (i) procedure for Liquid Audio and its customers the right to distribute or use the Subset under such proprietary rights; or (ii) replace the Subset with other suitable software; or (iii) suitably modify the Subset; or (iv) if the use of the Subset is prevented by injunction, remove the Subset, and refund the fees paid therefor by Liquid Audio. Adaptec will not be liable for any costs or expense incurred without Adaptec's prior written authorization.

          7.2  Liquid Audio Indemnity. Liquid Audio agrees to defend, or at
               ----------------------
Liquid Audio's option settle, at Liquid Audio's own expense and under Liquid Audio's sole control, any claim, suit or proceeding brought against Adaptec on the issue of infringement of any United States patent, copyright or trade secret by Player, subject to the limitations herein. Liquid Audio will be relieved of the foregoing obligations unless Adaptec (i) notifies Liquid Audio promptly in writing of such claim, suit or proceeding, and (ii) gives Liquid Audio information and assistance to any such claim, suit or proceeding. If Player, or any part thereof, is finally adjudicatively determined to be, or in Liquid Audio's sole opinion may become, the subject of any claim, suit or proceeding for infringement of any United States patent, copyright or trade secret or if the distribution or use of Player, or any part thereof, is enjoined, then Liquid Audio will, at Liquid Audio's option and expense, and as Adaptec's sole remedy:
(i) procure for Adaptec and its customers the right to distribute or use the Software under such proprietary rights; or (ii) replace Player with other suitable software; or (iii) suitably modify Player; or (iv) if the use of Player is prevented by injunction, remove Player, and refund the fees paid therefor by Adaptec. Liquid Audio will not be liable for any costs or expense incurred without Liquid Audio's prior written authorization.

          7.3  Exclusive Remedy. THE-FOREGOING PROVISIONS OF THIS SECTION 7
               ----------------
STATE THE ENTIRE LIABILITY AND OBLIGATION OF EACH PARTY AND THE EXCLUSIVE REMEDY OF EACH PARTY WITH RESPECT TO ANY ALLEGED INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT BY PLAYER OR CD SOFTWARE.

     8.   CONFIDENTIALITY. All disclosures of Confidential Information by and
          ---------------
between the parties shall be governed by that certain Master Mutual Nondisclosure Agreement signed by the parties on February 9, 1998, a copy of which is attached hereto as Exhibit C.
                            ---------

     9.   TERM: TERMINATION
          -----------------

          9.1  Term. This Agreement will commence on the Effective Date and
               ----
continue for eighteen (18) months after such date, unless earlier terminated under this

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

Section 9. The term of this Agreement may be extended for additional terms upon written agreement of both parties.

          9.2  Termination for Cause. If either party defaults in the
               ---------------------
performance of any material provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days, then the Agreement will automatically terminate at the end of such period. Any breach of the provisions in Sections 1, 4, or 8 shall be considered breaches which cannot be cured and may be the basis for the immediate termination of this Agreement.

          9.3  Bankruptcy. If Liquid Audio files a petition in bankruptcy or is
               ----------
adjudicated a bankrupt, or if a petition in bankruptcy is filed against Liquid Audio and such petition is not discharged within sixty (60) days of such filing, or if Liquid Audio becomes insolvent, or makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, or if Liquid Audio discontinues its business or if a receiver is appointed for it or its business, this Agreement will automatically terminate without any notice whatsoever being necessary.

          9.4  Acquisition. This Agreement will automatically terminate upon
               -----------
notice in the event either party merges with another or is acquired, such that the resulting entity is not directly controlled by the original party.

          9.5  Survival. The obligations under Sections 4, 5, 6, 7, and 8, and
               --------
the relevant portions of Sections 9 and 10, will survive any termination of this Agreement. Unless this Agreement is terminated for cause in Section 9.2, the obligations under Section 2 will survive termination of this Agreement.

          9.6  Termination Effect. Within thirty (30) days after the termination
               ------------------
of this Agreement, each party will return to the other party any item embodying any Confidential Information of the other party which may be entrusted to or created by such party, and the master copy of Player or CD Software (collectively, "Software") as was delivered to the other party. Unless this Agreement was terminated for cause under Section 9.2, each party may dispose of any Software in its inventory on the effective date of termination within a period of ninety (90) days after such date. In the event either party owns copies of the Software for its internal use, all such copies will be returned to the other party upon termination of this Agreement. Termination of this Agreement for any reason will not affect the rights of any end user to use the Software under any license granted in accordance with this Agreement.

          9.7  Additional Remedies. Except as expressly limited by this
               -------------------
Agreement, termination of this Agreement will be without prejudice to any other remedy which may be available to a party due to default of this Agreement. Violation of obligations under this Agreement may cause irreparable harm and damage which may not be recovered at law, and remedies for breach of this Agreement may be awarded in equity through injunctive relief.

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

          9.8  Right to Renew. At the end of the term of this agreement, unless
               --------------
terminated for convenience or cause, Adaptec shall have the right to renew with the following terms.

          (i) Adaptec shall pay Liquid Audio [*] as an advance against royalties, in three payments of [*] each, the first payment due upon execution of the amendment to this Agreement renewing the license, subsequent payments in six month intervals thereafter.

          (ii) The per-unit royalty amount paid by Adaptec to Liquid Audio shall be calculated by dividing the royalty payable under this Agreement, which is [*] by the number of units sold by Adaptec during the term of this Agreement.

          (iii)  Royalty accounting shall be per standard procedures.

          (iv) The limitation on the version number of CD Software, as specified in Section 1.1.4 herein may be modified.

     10.  MISCELLANEOUS
          -------------

          10.1  Relationship. The relationship between the parties will be that
                ------------
of independent contractors. Nothing contained herein will be construed to imply a joint venture, principal or agent relationship, or other joint relationship, and neither party will have the rights, power or authority to create any obligation, express or implied, on behalf of the other.

          10.2  Governing Law. This Agreement will be governed in all respects
                -------------
by the substantive laws of the State of California, United States of America, exclusive of its conflicts of laws rules, as applied to agreements entered into in California between California residents.

          10.3  Jurisdiction; Venue. The parties expressly stipulate that all
                -------------------
litigation under this Agreement will be brought in the state courts of the County of Santa Clara, California, or in the U.S. District Court of the Northern District of California.

          10.4  Attorneys' Fees. In the event of any litigation by the parties
                ---------------
under this Agreement, the prevailing party will be entitled to costs and reasonable attorneys' fees.

          10.5  Assignment. Neither party will assign or otherwise transfer any
                ----------
of its rights, obligations or licenses hereunder without the prior written consent of the other party, which shall not be unreasonably withheld. Subject to the foregoing, the provisions

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

of this Agreement will apply to and bind the successors and permitted assigns of the parties.

          10.6  Waiver. Failure by any party to enforce any of its rights under
                ------
this Agreement will not be deemed a waiver of any right which that party has under this Agreement.

          10.7  Notices. All notices, requests, consents and other
                -------
communications hereunder will be in writing and delivered personally, by mail or by facsimile (with facsimiles to be promptly confirmed in writing) or overnight courier. All such written communications delivered by mail will be mailed, postage prepaid, either by certified or registered, first-class mail or overnight courier to the parties at their respective addresses as set forth on the facing page of this Agreement, subject to the right of either party to change its address by delivering written notice to the other. Such notices will be deemed to be effective upon two (2) days following the date of mailing or upon receipt if by facsimile or personal delivery.

          10.8  Severability. Should any provisions of this Agreement contravene
                ------------
any law or valid regulation of any government having jurisdiction over the parties, then such provision will be automatically terminated and performance thereof by the parties waived, and all other provisions of this Agreement will continue in full force and effect.

          10.9  Export Compliance. Neither party will export, directly or
                -----------------
indirectly, any Software to any country for which United States' laws or regulations require an export license or other governmental approval, without first obtaining such license or approval. Each party hereby agrees to indemnify and hold the other party harmless from and against any losses, damages, penalties or causes of action resulting from a violation of this Section.

          10.10  Government Restricted Rights. The Software is subject to
                 ----------------------------
restricted rights as follows. If the Software is acquired under the terms of a GSA contract: use, reproduction or disclosure is subject to the restrictions set forth in the applicable ADP Schedule contract. If the Software is acquired under the terms of a DoD or civilian agency contract, use, duplication or disclosure by the Government is subject to the restrictions of this Agreement in accordance with 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors and 49 C.F.R. 227.7202-1 of the DoD FAR Supplement and its successors.

          10.11  Entire Agreement; Amendment. This Agreement (including the
                 ---------------------------
facing page and all Exhibits) reflects the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior and contemporaneous agreements between the parties regarding such subject matter, whether written or oral. This Agreement may not be amended, altered or changed except by a writing signed by both parties. This Agreement is executed in the English language.

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) shown below.

ADAPTEC, INC.  LIQUID AUDIO

/s/ [SIGNATURE ILLEGIBLE]
---------------------------
     (Signature)

/s/ [SIGNATURE ILLEGIBLE]
---------------------------
     (Print Name)

/s/ [SIGNATURE ILLEGIBLE]
---------------------------
     (Title)

June 12, 1998
---------------------------
     (Date)

                                   EXHIBIT A
                                   ---------

                              CD SOFTWARE SUBSET
                              ------------------

Engine.DLL

Drivers.DLL

Easy CD Creator 4.0 API Version 1.0

Toast Lite Version 4.0 Engine

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

                                   EXHIBIT B
                                   ---------

                                PLAYER SOFTWARE
                                ---------------

Liquid Player API for Windows and Macintosh

LMPSETUP.EXE

LMPINSTALL.EXE

LIQUIDAUDIO.LIB

LTAENGINE.DLL

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

                                   EXHIBIT C
                                   ---------

                     MASTER MUTUAL NONDISCLOSURE AGREEMENT
                     -------------------------------------

                                  (ATTACHED)

                                           Initials: /s/ [SIGNATURE ILLEGIBLE]
                                                     ---------------------------

ADAPTEC

                                                                        NDA#6841
                                                                            ----

                     MASTER MUTUAL NONDISCLOSURE AGREEMENT

     THIS AGREEMENT is made on Feb 9th 1998 between Adaptec, Inc. ("Adaptec"), and LIQUID AUDIO ("Company"). This Agreement will apply to all divisions or locations of Adaptec and Company, unless specified to the contrary in writing by either party.

     1.  Purpose. The parties wish to explore potential business opportunities,
         -------
under which each may disclose Confidential Information to the other. The receiving party agrees not to use the Confidential Information of the other for any purpose other than that set forth in writing. The parties further agree not to copy, alter, modify, disassemble, reverse engineer or decompile any of the Confidential Information unless permitted in writing by the disclosing party. Nothing herein shall be deemed to restrict the disclosing party's use of its own Confidential Information.

     2.  Definition. "Confidential Information" means any information, data or
         ----------
know-how of either party considered confidential or proprietary by the disclosing party, disclosed, in writing, orally, or by access to the disclosing party's premises, which is designated in writing as confidential, or if given orally, is confirmed promptly in writing as confidential. Confidential Information includes, without limitation, information identified on a Confidential Information Transmittal Record (a "CITR") signed by the parties. Confidential Information does not include that which (i) is in the receiving party's possession at the time of disclosure, (ii) is or becomes part of the public knowledge or literature, not as a result of any action or inaction of the receiving party, (iii) is approved for release by written authorization of the disclosing party, or (iv) is independently developed by the receiving party without access to the Confidential Information.

     3.  Non-Disclosure. Each party will only disclose Confidential Information
         --------------
to those employees who have a need to know such Confidential Information and who are bound to retain the confidentiality under provisions similar to this Agreement. Neither party will disclose Confidential Information to any third parties. Each party will maintain the Confidential Information with at least the same degree of care it uses to protect its own proprietary information, but no less than reasonable care under the circumstances. Any copies of the Confidential Information authorized to be made in writing will be identified as belonging to the disclosing party and prominently marked "Confidential". In the event the receiving party is required to disclose Confidential Information pursuant to a judicial or governmental order, such party will promptly notify the disclosing party to allow intervention in response to such order. Each party will advise the other party in writing of any misappropriation or misuse of the Confidential Information of which the notifying party becomes aware.

     4.  No License, No Warranty. No license is granted to either party under
         -----------------------
any patents, copyrights, mask work rights, trademarks or other proprietary rights of the other. All information provided hereunder is "AS IS" and without warranty. Title and right to possess Confidential Information will remain in the disclosing party.

     5.  Injunctive Relief. If the receiving party fails to comply with any of
         -----------------
its obligations under this Agreement, the disclosing party will suffer immediate, irreparable harm due to the unique nature of the Confidential Information. Monetary damages will be inadequate to compensate the disclosing party for any such breach, and the disclosing party may enforce this Agreement by seeking injunctive or other equitable remedies in addition to any available legal remedies.

     6.  Term. This Agreement will become effective as of the date written above
         ----
and will continue for a period of five (5) years unless earlier terminated. Either party may terminate this Agreement at any time without cause upon written notice to the other; however, the confidentiality obligation will survive expiration or termination of this Agreement for a period of three years from the date of the disclosure of each particular item.

     7.  Attorneys' Fees; Jurisdiction. In the event of a litigation between the
         -----------------------------
parties, the prevailing party will be entitled to reasonable attorneys' fees and all costs incurred in enforcing this Agreement. The parties agree that this Agreement and the transactions hereunder will be governed by California law, excluding its conflict of laws rules. The parties stipulate that litigation under this Agreement will be brought in the state courts of Santa Clara County, California or, for matters involving federal jurisdiction, in the United States District Court for the Northern District of California.

     8.  General. This Agreement, and any CITRs executed from time to time
         -------
hereunder, sets forth the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all other oral or written representations and understandings. The failure to enforce any right not be deemed a waiver of such or any other right, including the right to end a subsequent breach of the same obligation. This Agreement may be amended modified only by a writing signed by the parties. This Agreement will not construed as a teaming agreement, joint venture or other business relationship This Agreement will be binding upon the successors and assigns of both parties.

     The undersigned represent and warrant that they have the authorization to enter into this Agreement on behalf of the person, entity or corporation above their name.

ADAPTEC, INC.

By: /s/ DAVID ULMER
   -------------------------------------------------
                  (Signature)

Print Name: DAVID ULMER
           -----------------------------------------

Title: Acting General Manager
      ----------------------------------------------

691 South Milpitas Boulevard
Milpitas, CA 95035

           LIQUID AUDIO
----------------------------------------------------
COMPANY

By: /s/ ROBERT FLYNN
   -------------------------------------------------
                  (Signature)

Print Name: ROBERT FLYNN
           -----------------------------------------
Title: VP, Business Development

Address: 810 Winslow Street
        --------------------------------------------
             Redwood City, CA  94063

                              ADAPTEC LEGAL COPY